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                                                               Exhibit 10.69.1


                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT



         This First Amendment to the Securities Purchase Agreement dated as of October 7, 2002 by and among Implant Sciences Corporation, a Massachusetts corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser") (the "Agreement") is made as of the 27th day of August, 2003 . Defined terms used but not defined herein shall have the meanings ascribed them in the Agreement. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Agreement is hereby amended by deleting Section 6.15 thereof in its entirety.

         2. Except as specifically amended herein, all terms and conditions of the Agreement shall remain in full force and effect as originally constituted.

         3. No Event of Default under the Agreement has occurred and each of the representations of the Company contained in the Agreement remain accurate and correct as of the date hereof, and are hereby restated and reaffirmed.

         4. This First Amendment shall take effect as a sealed instrument under the laws of the State of New York as of the date first written above.

                                   IMPLANT SCIENCES CORPORATION


                                   /s/ ANTHONY J. ARMINI
                                   --------------------------------------------
                                   Anthony J. Armini, President and CEO

                                   LAURUS MASTER FUND, LTD.


                                   /s/ DAVID GRIN
                                   --------------------------------------------
                                   David Grin, Partner